UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2024

COTERRA ENERGY INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10447	04-3072771
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Memorial City Plaza 840 Gessner Road, Suite 1400 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (281) 589-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.10 per share	CTRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

As previously reported in the Current Report on Form 8-K filed by Coterra Energy Inc., a Delaware corporation (the “Company”), with the Securities and Exchange Commission on November 15, 2024, the Company has entered into a Membership Interest Purchase Agreement (the “FME Purchase Agreement”), dated as of November 12, 2024, by and among Franklin Mountain Energy Holdings, LP, a Delaware limited partnership, Franklin Mountain Energy Holdings 2, LP, a Delaware limited partnership, and Franklin Mountain GP2, LLC, a Texas limited liability company, the Company, Cimarex Energy Co., a Delaware corporation, and, solely in its capacity as Seller Representative (as defined therein), FMEH (collectively, the “Parties”).

On December 28, 2024, the Parties entered into the First Amendment to Membership Interest Purchase Agreement (the “Amendment”) in order to include approximately 1,650 net royalty acres owned by Sandia Minerals, LLC, which were previously Excluded Assets (as defined in the FME Purchase Agreement), in the transactions contemplated by the FME Purchase Agreement and to increase the cash consideration payable thereunder by $43 million. The foregoing description is qualified in its entirety by reference to the full text of the FME Purchase Agreement and the Amendment, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
10.1

Membership Interest Purchase Agreement, dated as of November 12, 2024, by and among Franklin Mountain Energy Holdings, LP, Franklin Mountain Energy Holdings 2, LP, and Franklin Mountain GP2, LLC, as sellers, solely in its capacity as Seller Representative, Franklin Mountain Energy Holdings, LP, Cimarex Energy Co., as purchaser, and Coterra Energy Inc., as purchaser parent (incorporated herein by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the SEC on November 15, 2024).

10.2	First Amendment to Membership Interest Purchase Agreement, dated as of December 28, 2024, but effective for all purposes as of November 12, 2024, by and among Franklin Mountain Energy Holdings, LP, Franklin Mountain Energy Holdings 2, LP, and Franklin Mountain GP2, LLC, as sellers, solely in its capacity as Seller Representative, Franklin Mountain Energy Holdings, LP, Cimarex Energy Co., as purchaser, and Coterra Energy Inc., as purchaser parent.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTERRA ENERGY INC.

Date: December 31, 2024	By:	/s/ Marcus G. Bolinder
	Name:	Marcus G. Bolinder
	Title:	Corporate Secretary